SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 7, 2003

JACOBS ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-88242	34-1959351
(Commission File Number)	(I.R.S. Employer Identification No.)

240 Main Street

Black Hawk, Colorado 80422

(Address of principal executive offices)

(303) 582-1117

(Registrant’s telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Filed herewith is the following:

Exhibit No.	Description

99.1	Press Release dated November 7, 2003

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 7, 2003, Jacobs Entertainment, Inc. issued a press release announcing its financial results for the second quarter and for the six months ended September 30, 2003. A copy of the press release as well as supplemental information is furnished with this report as Exhibit 99.1, and is incorporated herein by reference.

The information in this report is being furnished, not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and pursuant to Item 12 of Form 8-K will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACOBS ENTERTAINMENT, INC.

Date: November 7, 2003	By:	/s/ Stephen R. Roark
Stephen R. Roark
Chief Financial Officer

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